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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 14, 2002
Date of Report (Date of earliest event reported)

HISPANIC BROADCASTING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction incorporation)	0-24516 (Commission File Number)	99-0113417 (IRS Employer Identification No.)
3102 Oak Lawn Avenue, Suite 215 Dallas, Texas (Address of principal executive offices)		75219 (Zip Code)
Registrant's telephone number, including area code: (214) 525-7700
(Former name or former address, if changed since last report)

ITEM 9. Regulation FD Disclosure.

        On November 14, 2002, McHenry T. Tichenor, Jr., Chief Executive Officer, and Jeffrey T. Hinson, Chief Financial Officer, of Hispanic Broadcasting Corporation (the "Company"), submitted unqualified certifications to the SEC, relating to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, pursuant to 18 U.S.C. § 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hispanic Broadcasting Corporation (Registrant)
/s/ Jeffrey T. Hinson Jeffrey T. Hinson Senior Vice President/ Chief Financial Officer Principal Financial Officer

Dated: November 14, 2002

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  ITEM 9. Regulation FD Disclosure.
  Signature